High Income
                              ---------------------
                              Opportunity Fund Inc.

                                                                Annual Report
                                                         September 30, 1997

                        ---------------------------------
                        High Income Opportunity Fund Inc.
                        ---------------------------------

Dear Shareholder:

We are pleased to provide the annual report for the High Income Opportunity Fund Inc. ("Fund") for the year ended September 30, 1997. Over the past year the Fund paid income dividends totaling $1.12 per share. The table below shows the annualized distribution rate and twelve-month total return for the Fund based on its September 30, 1997 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

             Price               Annualized         Twelve-Month
           Per Share          Distribution Rate*    Total Return
           ---------          ------------------    ------------
           $12.43 (NAV)             8.98%               16.48%
           $12.438 (NYSE)           8.97%               18.18%

The Fund generated a total return on NAV of 16.48% for the year ended September 30, 1997. In comparison, the twelve-month average total return for closed-end high yield funds for the same time period was 16.86%, according to Lipper Analytical Services, Inc. ("Lipper"), an independent fund-tracking organization. Because of the Fund's relatively higher credit quality and somewhat greater interest-rate sensitivity than many other comparable funds, the Fund slightly underperformed its Lipper peer group average. Moreover, unlike several of the other closed-end high yield bond funds in the Lipper average, the Fund does not use leverage. A full discussion of the past twelve months' economic and market conditions as well as the investment strategy employed by the Fund during this time follows.

Market and Economic Overview

The U.S. bond markets have generated respectable total returns over the past twelve months, with interest rates modestly lower so far in 1997. The high yield bond market generated the strongest total returns in the domestic fixed income arena as a result of both strong technical market conditions as well as very positive fundamental conditions.

Despite a considerable amount of new high yield bond issuance, there continues to be significant demand from both institutional investors and retail mutual funds. We have seen a record amount of new issuance (i.e., more than $90 billion) during the first nine months of this year and we expect this trend to continue over the remainder of the year.

There has been more than adequate demand to absorb the heavy new issue supply. Increasing amounts of capital are flowing into the high yield market from a variety of sources. The open-end high yield mutual funds have had over $15 billion of cash inflows over the first nine months of 1997. More importantly, the high yield market has continued to broaden and mature into a more widely accepted investment alternative among more traditional institutional investors. Pension funds are allocating increasing percentages of their investment portfolios to the high yield bond market. For example, the state of Florida recently allocated $900 million of its pension assets to the high yield bond market.

During the past twelve months, there has been a meaningful increase in the number of structured transactions incorporating high yield securities, which has coincided with the increased investor demand for high yield bonds. In the past two years, a number of institutions, particularly insurance companies and institutional money managers, have begun creating Collateralized Bond Obligations ("CBOs") that use high yield securities as collateral. These instruments are similar to Collateralized Mortgage Obligations ("CMOs") in structure except they utilize high yield bonds instead of mortgage pass through securities as their collateral. Given the intense demand for current yield over the past year from many bond investors, there has been a significant increase in the creation of CBOs. Put simply, the amount of capital being invested into the high yield market has risen to record levels.

In light of the record investor demand and with the significant amount of capital invested into the market, many high yield bonds have appreciated to fully valued levels. For example, yield premiums over U.S. Treasuries have narrowed approximately 100 basis points tighter than their historical averages. In addition to the above technical factors, there are a number of positive fundamental factors affecting the valuations of high yield bonds. Economic conditions remain generally supportive with moderate growth and low inflation. The stock market, with its higher valuations, has enabled a number of high yield companies to issue stock to further bolster their balance sheets. In addition, the banking system remains highly liquid, allowing it to accommodate many high yield borrowers. Consequently, high yield default rates have been at the low end of their historical range, at approximately 1.5% per year so far during 1997. As long as the overall economic and market conditions remain relatively favorable, we believe high yield bond spreads should remain at the narrow end of their historical range.

Because of the positive fundamental factors outlined in this report, we do not believe the high yield market is becoming increasingly speculative. However, we are naturally becoming more sensitive to the possibility of disappointment and underperformance among select individual issues. This has happened in the stock market throughout the year. Given the high valuation levels of many financial markets, we will continue to be more selective and cautious with respect to our investments.

Portfolio Strategy

Little has changed in the Fund since our last quarterly report. We continue to have a meaningful percentage of stronger BB-rated issues in the Fund. We are also maintaining an intermediate average maturity in order to limit the Fund's interest rate sensitivity. In this moderate growth environment, we still expect the stronger high yield companies to outperform and these companies tend to be in industries that stand to benefit from new technology. We continue to find a number of attractive opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Fund remains heavily weighted in these areas. Some of the issues that we continue to favor include Time Warner, Cablevision Systems Corp., Nextel Communications Inc., Brooks Fiber, Rogers CableSystem, Teleport Communications, Qwest Communications, Pride Petroleum and Parker Drilling to name a few. All of these companies are generating improving results either through increased market share and/or improved internal cost controls.

We firmly believe that over a full economic cycle the better quality high-yield issues offer superior risk-adjusted returns and lower default risk relative to lower-quality issues. Considering the trend toward greater industry competition and little pricing power in most sectors of the U.S. economy, we believe our prudent approach to high yield bond investing should generate consistent positive returns for shareholders over a full economic cycle. We therefore will continue to avoid sectors of the economy that are not growing fast or are facing intense industry competition, such as general retailers and restaurants.

Market Outlook

We remain optimistic about the total return prospects for the high yield market for the remainder of 1997. At the very least, we expect a narrow trading range for general interest rates over the fourth quarter, especially if U.S. economic activity remains moderate and inflation stays subdued. We still believe the U.S. economy could grow slowly over the next several months with modest inflation. Given our expectations, we have focused on maintaining sound credit quality in the Fund.

On a more somber note, we are saddened by the loss of an outstanding physician and Director of the Fund, Dr. Francis P. Martin. His knowledge and wisdom will be missed.

In closing, thank you for investing in the High Income Opportunity Fund Inc. We look forward to continuing to help you pursue your investment goals. If you have any questions about your investment in the Fund, please call First Data Investor Services Group, Inc. at (800) 331-1710.


Sincerely,

/s/ Heath B. McLendon                /s/ John C. Bianchi, CFA

Heath B. McLendon                    John C. Bianchi, CFA
Chairman                             Vice President


October 24, 1997

--------------------------------------------------------------------------------
Schedule of Investments                                       September 30, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT          RATING                       SECURITY                                          VALUE
==========================================================================================================
CORPORATE BONDS AND NOTES -- 89.4%
==========================================================================================================
Aerospace/Defense -- 1.8%
   $ 6,725,000      Ba2*     Airplanes Pass Through Trust, Corporate Collateralized
                                Mortgage Obligation, Series D, 10.875% due 3/15/19             $ 7,933,550
     4,415,000      B2*      Howmet Corp., Sr. Sub. Notes, 10.000% due 12/1/03                   4,790,275
     2,325,000      B        UNC Inc., Sr. Sub. Notes, 11.000% due 6/1/06+                       2,810,344
----------------------------------------------------------------------------------------------------------
                                                                                                15,534,169
----------------------------------------------------------------------------------------------------------
Banks/Savings and Loans -- 4.3%
     4,250,000      B        Amresco Inc., Sr. Notes, 10.000% due 3/15/04                        4,473,124
    13,150,000      B        First Nationwide Holdings, Sr. Notes,
                               12.500% due 4/15/03                                              14,826,624
     2,900,000      B+       Imperial Credit Industries Inc., Sr. Notes,
                                9.875% due 1/15/07                                               2,950,750
     5,500,000      B-       Ocwen Capital Corp., Sr. Notes, 11.875% due 8/1/27                  5,857,500
     2,650,000      B+       Ocwen Financial Corp., Sr. Notes, 11.875% due 10/1/03               2,971,313
     5,500,000      BB+      SIG Capital Trust, Company Guaranteed,
                               9.500% due 8/15/27+                                               5,610,000
----------------------------------------------------------------------------------------------------------
                                                                                                36,689,311
----------------------------------------------------------------------------------------------------------
Broadcasting - TV, Cable and Radio -- 15.3%
     1,700,000      B-       All American Communications, Inc., Sr. Sub. Notes,
                               10.875% due 10/15/01                                              1,865,750
     3,675,000      CCC+     Australis Holdings, Sr. Sub. Discount Notes, step bond
                                to yield 11.404% due 11/1/02                                     2,976,750
       147,297      CCC      Australis Media Ltd., Sr. Sub. Discount Notes, step bond
                                to yield 12.096% due 5/15/03                                       117,838
                             Cablevision Systems Corp., Sr. Sub. Debentures:
    14,100,000      BB-        9.875% due 2/15/13                                               15,228,000
     6,875,000      BB-        10.500% due 5/15/16                                               7,837,500
     3,525,000      BB-        9.875% due 4/1/23                                                 3,807,000
     4,900,000      BB-      Century Communications, Sr. Notes, 8.750% due 10/1/07               4,912,250
    11,450,000      B        Comcast UK Cable, Sr. Unsecured Discount Debentures,
                                step bond to yield 11.411% due 11/15/07                          9,016,875
                             Marcus Cable Capital Corp., Sr. Discount Notes:
     4,100,000      B          Step bond to yield 11.210% due 8/1/04                             3,710,500
     2,590,000      B          Step bond to yield 12.748% due 12/15/05                           2,149,700
                             Rogers Cablesystems, Sr. Secured Second Priority:
     4,000,000      BB+        Debentures, 10.000% due 3/15/05                                   4,390,000
     4,400,000      BB+        Debentures, 10.000% due 12/1/07                                   4,807,000
    11,195,000      BB-        Sr. Sub. Debentures, 11.000% due 12/1/15                         12,818,275
     4,950,000      BB-      Rogers Communications, Sr. Debentures,
                                10.875% due 4/15/04                                              4,999,500
     3,950,000      BBB      SCI Television Inc., Sr. Secured Notes,
                                11.000% due 6/30/05                                              4,172,188
     1,275,000      B-       SFX Broadcasting, Sr. Sub. Notes, 10.750% due 5/15/06               1,399,313

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT          RATING                       SECURITY                                          VALUE
==========================================================================================================
Broadcasting - TV, Cable and Radio-- 15.3% (continued)
   $11,825,000      B        Telewest Communications PLC, Sr. Discount Debentures,
                               step bond to yield 11.129% due 10/1/07                          $ 8,898,313
                             TV Azteca SA De CV, Sr. Sub. Notes:
     2,900,000      B          10.125% due 2/15/04                                               3,059,500
     3,625,000      B          10.500% due 2/15/07                                               3,869,688
                             United International Holdings Inc., Australia/Pacific,
                               Sr. Discount Debentures:
     2,625,000      B-           Step bond to yield 12.775% due 5/15/06+                         1,883,433
    12,200,000      B-           Step bond to yield 13.912% due 5/15/06                          8,814,500
                             United International Holdings Inc.,
                               Sr. Secured Discount Notes:
     3,950,000      B-           Zero coupon to yield 11.710% due 11/15/99                       3,219,250
     6,875,000      B-           Zero coupon to yield 12.220% due 11/15/99                       5,603,124
     4,250,000      BB+      Videotron Holdings PLC, Sr. Sub. Notes,
                                 10.250% due 10/15/02                                            4,552,813
     2,600,000      BB+      Videotron (Le Groupe), Sr. Notes, 10.625% due 2/15/05               2,931,500
     4,600,000      B-       Wireless One Inc., Sr. Notes, 13.000% due 10/15/03                  2,213,750
     2,400,000      B        Young Broadcasting, Sr. Sub. Notes, 11.750% due 11/15/04            2,688,000
----------------------------------------------------------------------------------------------------------
                                                                                               131,942,310
----------------------------------------------------------------------------------------------------------
Building/Construction -- 0.5%
     3,825,000      BB-      CIA Latino Amerivana, Company Guaranteed,
                                 11.625% due 6/1/04                                              4,078,406
----------------------------------------------------------------------------------------------------------
Chemicals -- 1.8%
     5,000,000      B        NL Industries, Sr. Secured Notes, 11.750% due 10/15/03              5,525,000
     7,350,000      BB-      Terra Industries, Inc., Sr. Notes, 10.500% due 6/15/05              8,112,563
     1,850,000      B        Texas Petrochemical Corp., Sr. Sub. Notes,
                                 11.125% due 7/1/06+                                             2,028,063
----------------------------------------------------------------------------------------------------------
                                                                                                15,665,626
----------------------------------------------------------------------------------------------------------
Consumer Durables -- 0.8%
                             Coleman Escrow Corp., Sr. Discount Notes:
     8,600,000      B          Zero coupon to yield 11.070% due 5/15/01+                         5,848,000
     2,100,000      B          Zero coupon to yield 12.370% due 5/15/01+                         1,286,250
----------------------------------------------------------------------------------------------------------
                                                                                                 7,134,250
----------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 2.6%
     3,875,000      B3*      Interlake Corp., Sr. Sub. Notes, 12.125% due 3/1/01                 4,049,375
     4,950,000      B-       Intertek Finance, 10.250% due 11/1/06                               5,197,500
     8,250,000      B-       Terex Corp., Sr. Sub. Notes, 13.250% due 5/15/02                    9,508,125
     3,725,000      B        Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03            3,855,375
----------------------------------------------------------------------------------------------------------
                                                                                                22,610,375
----------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Services -- 0.9%
     2,900,000      B-       Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03             3,045,000
     3,925,000      B-       Outsourcing Solutions, Sr. Sub. Notes,
                               11.000% due 11/1/06                                               4,351,844
----------------------------------------------------------------------------------------------------------
                                                                                                 7,396,844
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT          RATING                       SECURITY                                          VALUE
==========================================================================================================
Electric Utilities -- 1.4%
                             Calpine Corp., Sr. Notes:
    $2,400,000      BB         8.750% due 7/15/07+                                             $ 2,454,000
     6,675,000      B+         10.500% due 5/15/06                                               7,342,500
     1,791,684      BB-      Midland Cogeneration Venture Limited Partnership,
                               Midland Funding, Debentures, Sr. Secured Lease
                               Obligation Bond, Series C, 10.330% due 7/23/02                    1,982,050
----------------------------------------------------------------------------------------------------------
                                                                                                11,778,550
----------------------------------------------------------------------------------------------------------
Electronics/Computers -- 5.8%
     3,100,000      B-       Axiohm Transaction Services, Sr. Sub. Notes,
                               9.750% due 10/1/07+                                               3,146,500
     3,925,000      B        Celestica International, Sr. Sub. Notes,
                               10.500% due 12/31/06                                              4,253,719
     7,225,000      B        Fairchild Semiconductor Corp., Sr. Sub. Notes,
                               10.125% due 3/15/07                                               7,748,813
     3,153,491      NR       FSC Semiconductor, Sr. Sub. Notes,
                               11.740% due 3/14/08@                                              3,153,492
     4,725,000      B-       Graphic Controls Corp., Sr. Sub. Notes,
                               12.000% due 9/15/05                                               5,321,531
                             Unisys Corp., Sr. Notes:
     7,925,000      B+         12.000% due 4/15/03                                               8,915,625
     8,450,000      B+         11.750% due 10/15/04                                              9,506,250
     7,200,000      B-       Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07+                 7,506,000
----------------------------------------------------------------------------------------------------------
                                                                                                49,551,930
----------------------------------------------------------------------------------------------------------
Food -- 0.8%
     3,825,000      B1*      TLC Beatrice Inc., Sr. Secured Notes,
                               11.500% due 10/1/05                                               4,518,281
     2,335,000      B-       Van de Kamp Inc., Sr. Sub. Notes, 12.000% due 9/15/05               2,603,525
----------------------------------------------------------------------------------------------------------
                                                                                                 7,121,806
----------------------------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 0.5%
     4,500,000      B-       Pathmark Stores Inc., Sub. Notes, 12.625% due 6/15/02               4,668,750
----------------------------------------------------------------------------------------------------------
Health Care -- 2.9%
     8,750,000      BB       ICN Pharmaceuticals Inc., Sr. Notes, 9.250% due 8/15/05+            9,143,750
     5,625,000      B        Magellan Health Services, Sr. Sub. Notes,
                               11.250% due 4/15/04                                               6,257,813
                             Tenet Healthcare Corp., Sr. Sub. Notes:
     4,000,000      BB         8.000% due 1/15/97                                                4,160,000
     5,000,000      B+         8.625% due 1/15/97                                                5,293,750
----------------------------------------------------------------------------------------------------------
                                                                                                24,855,313
----------------------------------------------------------------------------------------------------------
Hotels, Casinos and Gaming -- 5.9%
     2,350,000      B        Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04                    2,690,750
     5,375,000      B-       Courtyard by Marriott, Sr. Secured Notes,
                               10.750% due 2/1/08                                                5,858,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT          RATING                       SECURITY                                          VALUE
==========================================================================================================
Hotels, Casinos and Gaming -- 5.9% (continued)
   $ 3,775,000      BB       Grand Casinos Inc., Sr. Sub. Notes,
                               10.125% due 12/1/03                                             $ 4,010,938
     3,950,000      B        Hermes Europe Railtel, Sr. Notes, 11.500% due 8/15/07+              4,275,875
     1,500,000      Ba3*     HMC Acquisition Properties, Sr. Notes,
                               9.000% due 12/15/07                                               1,550,625
                             HMH Properties, Sr. Notes:
    12,025,000      BB-        9.500% due 5/15/05                                               12,716,438
     2,825,000      BB-        8.875% due 7/15/07                                                2,909,750
     5,125,000      BB+      Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                               13.500% due 11/15/02                                              6,713,750
     5,500,000      B        Showboat Inc., Sr. Sub. Notes, 13.000% due 8/1/09                   6,380,000
     3,850,000      B        Signature Resorts Inc., Sr. Sub. Notes,
                               9.750% due 10/1/07+                                               3,888,500
----------------------------------------------------------------------------------------------------------
                                                                                                50,995,376
----------------------------------------------------------------------------------------------------------
Metals/Mining -- 3.7%
     4,200,000      BB-      Echo Bay Mines, Sr. Sub. Notes, 11.000% due 4/1/27                  4,074,000
     9,350,000      B-       Haynes International Inc., Sr. Notes, 11.625% due 9/1/04           10,378,500
     6,325,000      B2*      Kaiser Aluminum and Chemical, Sr. Sub. Notes,
                               12.750% due 2/1/03                                                6,862,625
     3,600,000      B        Russel Metals, Sr. Notes, 10.250% due 6/15/00                       3,766,500
     6,095,000      BB-      UCAR Global Enterprises Inc., Sr. Sub. Notes,
                               12.000% due 1/15/05                                               6,978,775
----------------------------------------------------------------------------------------------------------
                                                                                                32,060,400
----------------------------------------------------------------------------------------------------------
Oil and Natural Gas -- 6.9%
     3,500,000      B        Canadian Forest Oil Ltd., Sr. Sub. Notes,
                               8.750% due 9/15/07+                                               3,517,500
     5,225,000      B+       Clark USA Inc., Sr. Notes, 10.875% due 12/1/05                      5,695,250
     3,925,000      B-       Coho Energy, Sr. Sub. Notes, 8.875% due 10/15/07                    3,910,281
     8,475,000      B+       Dawson Production Services, Sr. Sub. Notes,
                               9.375% due 2/1/07                                                 8,877,562
     3,950,000      Caa*     Deeptech International, Sr. Sub. Notes,
                               12.000% due 12/15/00                                              4,221,562
     3,600,000      B+       Ico Inc., Sr. Notes, 10.375% due 6/1/01                             3,798,000
     9,525,000      B+       Parker Drilling, Debentures, 9.750% due 11/15/06                   10,215,562
     4,425,000      BB-      Pride Petroleum, Sr. Sub. Notes, 9.375% due 5/1/07                  4,729,218
     6,025,000      BB+      Santa Fe Energy Resources, Sr. Sub. Debentures,
                               11.000% due 5/15/04                                               6,552,188
     3,675,000      B-       Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07+             3,684,187
     4,325,000      B        United Meridian Corp., Sr. Sub. Guaranteed Notes,
                               10.375% due 10/15/05                                              4,725,062
----------------------------------------------------------------------------------------------------------
                                                                                                59,926,372
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT          RATING                       SECURITY                                          VALUE
==========================================================================================================
Packaging and Containers -- 1.5%
   $ 2,000,000      B+       Container Corp. of America, Sr. Notes,
                               11.250% due 5/1/04                                              $ 2,220,000
     3,175,000      B-       Gaylord Container Corp., Sr. Sub. Debentures,
                               12.750% due 5/15/05                                               3,480,593
     4,250,000      B        Huntsman Packaging Corp., Sr. Sub. Notes,
                               9.125% due 10/1/07+                                               4,335,000
      5,125,000#    B        Impress Metal Packaging, Sr. Sub. Notes,
                               9.625% due 5/29/07+                                               3,075,812
----------------------------------------------------------------------------------------------------------
                                                                                                13,111,405
----------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 5.9%
     4,202,000      B-       American Pad & Paper Co., Sr. Sub. Notes,
                               13.000% due 11/15/05                                              4,937,350
     7,175,000      B        Asia Pulp & Paper II Maritus Ltd., Sr. Sub. Notes,
                               12.000% due 12/29/49                                              7,300,562
     3,400,000      B        Goss Graphic Systems, Sr. Sub. Notes,
                               12.000% due 10/15/06                                              3,808,000
    14,875,000      BB       Indah Kiat International Finance Co., Secured Notes,
                               11.875% due 6/15/02                                              16,120,782
    10,075,000      B+       SD Warren Corp., Sr. Sub. Notes, 12.000% due 12/15/04              11,435,125
     6,415,000      BB       Tjiwi Kimia Industries, Sr. Guaranteed Notes,
                               13.250% due 8/1/01                                                7,120,650
----------------------------------------------------------------------------------------------------------
                                                                                                50,722,469
----------------------------------------------------------------------------------------------------------
Pollution Control/Waste Removal -- 0.5%
     3,925,000      B+       Allied Waste North America, Sr. Sub. Notes,
                               10.250% due 12/1/06                                               4,307,687
----------------------------------------------------------------------------------------------------------
Publishing -- 0.7%
      7,950,000#    NR       ITT Promedia, Sr. Sub. Notes, 9.125% due 9/15/07+                   4,714,995
     1,450,000      B-       ITT Publimedia BV, Sr. Sub. Notes, 9.375% due 9/15/07+              1,515,250
----------------------------------------------------------------------------------------------------------
                                                                                                 6,230,245
----------------------------------------------------------------------------------------------------------
Real Estate Development/REITS -- 1.1%
     4,673,000      BB-      Trizec Finance, Sr. Notes, 10.875%  due 10/15/05                    5,344,744
     3,675,000      B+       Trizec Hahn Corp., Sr. Notes, 10.000% due 12/1/01                   3,822,000
----------------------------------------------------------------------------------------------------------
                                                                                                 9,166,744
----------------------------------------------------------------------------------------------------------
Retail -- 0.2%
     1,400,000      B        American Builders & Contractors, Sr. Sub. Notes,
                               10.625% due 5/15/07                                               1,468,250
----------------------------------------------------------------------------------------------------------
Telecommunications -- 20.2%
                             Brooks Fiber Properties, Sr. Discount Notes:
     4,325,000      NR         Step bond to yield 11.886% due 3/1/06                             3,395,125
    10,325,000      NR         Step bond to yield 11.657% due 11/1/06                            7,898,625
    16,600,000      B3*      Clearnet Communications, Inc., Sr. Discount Notes,
                               step bond to yield 13.906% due 12/15/05                          12,989,500
     8,000,000      NR       Colt Telecommunications Units, step bond to yield
                               11.615% due 12/15/06+                                             5,980,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT          RATING                       SECURITY                                          VALUE
==========================================================================================================
Telecommunications -- 20.2% (continued)
   $ 3,950,000      BB-      Fonorola Inc., Sr. Secured Notes, 12.500% due 8/15/02             $ 4,419,063
     7,177,000      B        Globalstar L.P., Sr. Sub. Notes, 11.375% due 2/15/04                7,482,024
     3,600,000      B        Hyperion Telecommunications, Sr. Notes,
                               12.250% due 9/1/04+                                               3,942,000
     6,975,000      NR       Intelcom Group Inc., Sr. Discount Notes,
                               step bond to yield 12.277% due 5/1/06+                            5,109,188
    14,075,000      B        Intermedia Communications of  Florida, Sr. Discount
                               Unsecured Notes, step bond to yield 12.085%
                             due 5/15/06                                                        10,872,938
                             Iridium LLC Capital Corp., Sr. Notes:
     6,725,000      B-         13.000% due 7/15/05+                                              7,044,438
     3,400,000      B-         14.000% due 7/15/05+                                              3,680,500
     9,450,000      B        McLeod Inc., Sr. Discount Debentures, step bond
                               to yield 10.704% due 3/1/07                                       6,733,125
     8,900,000      NR       Metronet Communications, Sr. Notes,
                               12.000% due 8/15/07+                                              9,834,500
     5,250,000      NR       Microcell Telecommunications, Sr. Discount Notes,
                               step bond to yield 11.832% due 3/1/07                             3,570,000
     8,925,000      B        Millicom International Cellular S.A., Sr. Discount Notes,
                               step bond to yield 13.500% due 6/1/06+                            6,961,500
                             Nextel Communications, Sr. Discount Notes:
    17,225,000      CCC        Step bond to yield 11.899% due 8/15/04                           14,942,687
     7,750,000      CCC        Step bond to yield 10.650% due 9/15/07+                           4,843,750
     7,550,000      B        Nextlink Communications, Sr. Notes,
                               12.500% due 4/15/06+                                              8,720,250
     8,850,000      NR       Pagemart Inc., Sr. Discount Notes, step bond to yield
                               11.334% due 11/1/03                                               8,142,000
     5,500,000      NR       Pagemart Nationwide, Inc., Sr. Discount Notes,
                               step bond to yield 13.344% due 2/1/05+                            4,565,000
     7,600,000      B-       Primus Telecomm Group, 11.750% due 8/1/04                           8,094,000
     3,625,000      B+       Qwest Communications, Sr. Notes, 10.875% due 4/1/07                 4,096,250
      6,975,00      B-       RSL Communications Ltd. Units, 12.250% due 11/15/06+                7,445,813
     7,550,000      B        Teleport Communications Group Inc., Sr. Discount Notes,
                               step bond to yield 11.465% due 7/1/07                             5,964,500
    12,475,000      B-       Telesystems Communications, Sr. Discount Debentures,
                               step bond to yield 12.851% due 10/1/07+                           7,796,875
----------------------------------------------------------------------------------------------------------
                                                                                               174,523,651
----------------------------------------------------------------------------------------------------------
Textiles -- 0.7%
     5,275,000      BB       Pt. Polysindo Eka Perkasa, Sr. Secured Notes,
                               13.000% due 6/15/01                                               5,855,250
----------------------------------------------------------------------------------------------------------
Tobacco -- 0.6%
     4,925,000      B        Consolidated Cigar Acquisition Corp., Sr. Sub. Notes,
                               10.500% due 3/1/03                                                5,146,625
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT          RATING                       SECURITY                                          VALUE
==========================================================================================================
Transportation -- 2.1%
    $3,450,000      B3*      Central Transportation Rental, Notes, 9.500% due 4/3/03          $  3,674,250
     8,000,000      BB       GS Superhighway Holdings, Sr. Notes,
                               10.250% due 8/15/07+                                              8,000,000
     5,700,000      BB-      Sea Containers Ltd., Sr. Sub. Debentures,
                               12.500% due 12/1/04                                               6,483,750
----------------------------------------------------------------------------------------------------------
                                                                                                18,158,000
----------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                             (Cost -- $721,703,480)                                            770,700,114
==========================================================================================================
        SHARES                                  SECURITY                                           VALUE
==========================================================================================================
PREFERRED STOCKS -- 7.5%
==========================================================================================================
Banks/Savings and Loans -- 0.3%
       108,000               California Federal Capital, Series A, Exchangeable 9.125%           2,835,000
----------------------------------------------------------------------------------------------------------
Cable -- 4.4%
        32,956               Time Warner Inc., Series K, Exchangeable 10.250%                   37,611,526
----------------------------------------------------------------------------------------------------------
Publishing -- 0.0%
         1,611               K-III Communications Corp., Series B,
                               Exchangeable 11.625%                                                175,250
----------------------------------------------------------------------------------------------------------
Telecommunications -- 2.8%
         4,225               IXC Communications Corp., Exchangeable 12.500%+                     4,848,188
        15,773               PanAmSat Corp., Series A, Exchangeable $12.875                     18,928,358
----------------------------------------------------------------------------------------------------------
                                                                                                23,776,546
----------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost -- $58,946,483)                                              64,398,322
==========================================================================================================
CONVERTIBLE PREFERRED STOCK -- 1.2%
==========================================================================================================
Automobiles/Trucking -- 1.2%
       164,400               Navistar International, Series G, Convertible $6.00
                             (Cost -- $8,828,280)                                                9,946,200
==========================================================================================================
COMMON STOCKS -- 0.0%
==========================================================================================================
Telecommunications -- 0.0%
        21,302               Nextel  Communications, Inc.++                                        367,460
        20,125               Pagemart Nationwide Inc.                                              211,313
----------------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCKS
                             (Cost -- $343,738)                                                    578,773
==========================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1997
--------------------------------------------------------------------------------

SHARES                                   SECURITY                                                  VALUE
==========================================================================================================
WARRANTS -- 0.3%
==========================================================================================================
Broadcasting - TV, Cable and Radio -- 0.0%
         9,225               Australis Holdings Ltd., Expire 5/15/00+++                       $        277
         5,700               Wireless One, Inc., Expire 10/15/03++                                   1,425
----------------------------------------------------------------------------------------------------------
                                                                                                     1,702
----------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.0%
         8,175               SD Warren Corp., Expire 12/5/06+++                                    143,880
----------------------------------------------------------------------------------------------------------
Telecommunications -- 0.3%
        55,110               Clearnet Communications Inc., Expire 9/15/05+++                       303,105
         7,500               Globalstar LP, Expire 2/15/04+++                                      825,000
         6,725               Iridium LLC Corp., Expire 7/15/05++                                 1,042,375
        11,959               Nextel  Communications, Inc., Expire 12/15/98+++                          120
         6,575               Nextel  Communications, Inc., Expire 4/25/99+++                            66
        43,470               Pagemart Inc., Expire 12/31/03+++                                     347,760
         6,975               RSL Communications Ltd., Expire 11/15/06++                             41,850
----------------------------------------------------------------------------------------------------------
                                                                                                 2,560,276
----------------------------------------------------------------------------------------------------------
                             TOTAL WARRANTS
                             (Cost -- $1,509,745)                                                2,705,858
==========================================================================================================
     FACE
    AMOUNT                                   SECURITY                                              VALUE
==========================================================================================================
REPURCHASE AGREEMENT -- 1.6%
   $13,397,000               Chase Securities Inc., 6.096% due 10/1/97;
                             Proceeds at maturity -- $13,399,269;
                             (Fully collateralized by U.S. Treasury Notes,
                             5.875% due 9/30/02; Market value -- $13,670,430)
                             (Cost -- $13,397,000)                                              13,397,000
==========================================================================================================
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $804,728,726**)                                         $861,726,267
==========================================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
@     Rule 144 Security.
++    Restricted security (Note 9).
#     Represents local currency.
++    Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 13 for definition of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Definition of Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Services ("Standard &Poor's") except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and CCC speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1,2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa   -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba    -- Bonds that are rated "Ba" are judged to have speculative elements;
         their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa   -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           September 30, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $804,728,726)                    $ 861,726,267
  Cash                                                                      731
  Receivable for securities sold                                     15,267,667
  Interest receivable                                                16,745,618
--------------------------------------------------------------------------------
  Total Assets                                                      893,740,283
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    9,871,294
  Management fees payable                                               824,997
  Payable for open forward foreign currency contracts (Note 8)           35,074
  Accrued expenses                                                      320,301
--------------------------------------------------------------------------------
  Total Liabilities                                                  11,051,666
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 882,688,617
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      71,021
  Capital paid in excess of par value                               885,960,290
  Undistributed net investment income                                 2,386,575
  Accumulated net realized loss on security
    transactions, futures contracts and options                     (62,691,736)
Net unrealized appreciation of investments and foreign currencies    56,962,467
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $12.43 a share on 71,020,622 shares
   of $0.001 par value outstanding; 500,000,000 shares authorized)$ 882,688,617
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended September 30, 1997
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
       Interest                                                   $  83,814,705
       Dividends                                                      7,090,976
--------------------------------------------------------------------------------
       Total Investment Income                                       90,905,681
--------------------------------------------------------------------------------
 EXPENSES:
       Management fees (Note 2)                                       9,638,822
       Shareholder communication fees                                   339,109
       Shareholder and system servicing fees                             38,000
       Audit and legal                                                   30,423
       Custody fees                                                      30,207
       Pricing fees                                                      19,617
       Directors' fees                                                    9,001
       Other                                                             23,781
--------------------------------------------------------------------------------
       Total Expenses                                                10,128,960
--------------------------------------------------------------------------------
 Net Investment Income                                               80,776,721
--------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
 FUTURES CONTRACTS, OPTIONS AND FOREIGN CURRENCIES
 (NOTES 3, 5 AND 6):
       Realized Gain (Loss) From:
         Security transactions (excluding short-term securities)      6,244,554
         Futures contracts                                              437,985
         Options purchased                                              395,920
         Foreign currency transactions                                   (7,892)
--------------------------------------------------------------------------------
       Net Realized Gain                                              7,070,567
--------------------------------------------------------------------------------
       Change in Net Unrealized Appreciation of Investments
         and Foreign Currencies:
           Beginning of year                                         16,669,968
           End of year                                               56,962,467
--------------------------------------------------------------------------------
       Increase in Net Unrealized Appreciation                       40,292,499
--------------------------------------------------------------------------------
 Net Gain on Investments, Futures Contracts, Options
       and Foreign Currencies                                        47,363,066
--------------------------------------------------------------------------------
 Increase in Net Assets From Operations                           $ 128,139,787
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Years Ended September 30,

                                                      1997             1996
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                          $  80,776,721   $  79,771,854
  Net realized gain                                  7,070,567         918,351
  Increase in net unrealized appreciation           40,292,499      13,960,981
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations           128,139,787      94,651,186
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                            (78,232,239)    (77,961,528)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                    (78,232,239)    (77,961,528)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net asset value of shares issued
    for reinvestment of dividends                   14,041,863            --
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                         14,041,863            --
--------------------------------------------------------------------------------
Increase in Net Assets                              63,949,411      16,689,658

NET ASSETS:
  Beginning of year                                818,739,206     802,049,548
--------------------------------------------------------------------------------
  End of year*                                   $ 882,688,617   $ 818,739,206
================================================================================
* Includes undistributed net investment
    income of:                                   $   2,386,575   $     438,920
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment manager of the Fund. The Fund pays SBMFM a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SBH.

      3. INVESTMENTS

      During the year ended September 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $712,781,755
--------------------------------------------------------------------------------
Sales                                                                696,468,548
================================================================================

      At September 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 59,771,115
Gross unrealized depreciation                                        (2,773,574)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 56,997,541
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      4. CAPITAL LOSS CARRYFORWARD

      At September 30, 1997, the Fund had, for Federal tax purposes, approximately $62,721,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                               2003                      2004
================================================================================
Carryforward Amounts                        $24,603,000              $38,118,000
================================================================================

      5. FUTURES CONTRACTS

      Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At September 30, 1997, the Fund had no open futures contracts.

      6. OPTIONS CONTRACTS

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At September 30, 1997, the Fund had no open purchased call or put option contracts.

      When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the year ended September 30, 1997, the Fund had not written any call or put options.

      7. REPURCHASE AGREEMENTS

      The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      8. FORWARD FOREIGN CURRENCY CONTRACTS

      At September 30, 1997, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected as follows:

                           Local          Market       Settlement     Unrealized
Foreign Currency         Currency         Value           Date           Loss
================================================================================
To Sell:
German Deutschemark      5,922,534      $3,367,278       12/1/97      $(15,647)
German Deutschemark      7,950,000       4,525,973      12/22/97       (19,427)
--------------------------------------------------------------------------------
Total Unrealized Loss on Forward
  Foreign Currency Contracts                                          $(35,074)
================================================================================

      9. RESTRICTED SECURITIES

      Certain of the Fund's Investments are valued at the direction of the Fund's Board of Directors; these securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted securities. The table below shows the security valued by the Fund's Board of
Directors:

                                             9/30/97  Value  Percentage
                        Acquisition            Fair    Per     of Net
Security                   Shares    Date      Value   Unit    Assets    Cost
================================================================================
Nextel Communications,
  Inc. Common Stock        21,302   9/11/97  $367,460  $17.25  0.04%   $343,738
================================================================================

      10. CAPITAL SHARES

      During the year ended September 30, 1997, capital stock transactions were as follows:

                                               Shares                 Amount
================================================================================
Shares issued on reinvestment                 1,162,622            $14,041,863
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                                                1997         1996        1995       1994(1)(2)
===============================================================================================
Net Asset Value, Beginning of Year         $   11.72    $   11.48    $   11.20    $   12.50
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         1.15         1.14         1.14         1.01*
  Net realized and unrealized gain (loss)       0.68         0.22         0.28        (1.30)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.83         1.36         1.42        (0.29)
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (1.12)       (1.12)       (1.12)       (1.01)
  Capital                                       --           --          (0.02)        --
-----------------------------------------------------------------------------------------------
Total Distributions                            (1.12)       (1.12)       (1.14)       (1.01)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $   12.43    $   11.72    $   11.48    $   11.20
-----------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value                        18.18%       21.07%        9.90%       (7.33)%++
-----------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value                     16.48%       12.86%       13.99%       (2.31)%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $ 882,689    $ 818,739    $ 802,050    $ 782,524
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.21%        1.21%        1.20%        1.15%+*
  Net investment income                         9.63         9.85        10.02         9.09+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           87%          73%          59%          69%
-----------------------------------------------------------------------------------------------
Market Value, End of Year                  $  12.438    $  11.500    $  10.500    $  10.625
===============================================================================================

(1) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.
(2)   Based on the weighted average shares outstanding for the period.
* The Manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
High Income Opportunity Fund Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Opportunity Fund Inc. as of September 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and the period from October 22, 1993 (commencement of operations) to September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Income Opportunity Fund Inc. as of September 30, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the three-year period then ended and the period from October 22, 1993 (commencement of operations) to September 30, 1994, in conformity with generally accepted accounting principles.

                            /s/ KPMG Peat Marwich LLP

New York, New York
November 15, 1997

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                     Income        Dividend
                        NYSE          Net Asset    Dividend      Reinvestment
                   Closing Price*       Value         Paid          Price
================================================================================
1995
 January 24            $10.25          $10.73        $0.096       $10.520
 February 21            10.75           10.98         0.096        10.979
 March 21               10.88           11.09         0.096        11.020
 April 25               10.94           11.26         0.096        11.083
 May 23                 11.00           11.41         0.096        11.005
 June 23                10.88           11.33         0.096        10.781
 July 28                10.63           11.51         0.093        10.748
 August 25              10.75           11.46         0.093        10.769
 September 29           10.50           11.48         0.093        10.844
 October 27             10.63           11.53         0.093        10.888
 November 24            10.63           11.48         0.093        10.730
 December 26            10.50           11.55         0.093        10.751
1996
 January 23             11.00           11.68         0.093        11.339
 February 20            11.13           11.85         0.093        11.242
 March 26               11.13           11.62         0.093        11.135
 April 23               11.00           11.56         0.093        11.010
 May 28                 10.81           11.62         0.093        10.880
 June 25                10.69           11.48         0.093        11.020
 July 23                11.13           11.44         0.093        11.270
 August 27              11.25           11.47         0.093        11.300
 September 24           11.13           11.61         0.093        11.430
 October 22             11.38           11.65         0.093        11.375
 November 25            11.25           11.77         0.093        11.375
 December 23            11.38           11.84         0.093        11.490
1997
 January 28             11.75           11.94         0.093        11.872
 February 25            11.75           12.09         0.093        11.895
 March 24               11.75           11.81         0.093        11.710
 April 22               11.75           11.67         0.093        11.670
 May 27                 11.88           11.92         0.093        11.920
 June 24                12.06           12.13         0.093        12.120
 July 22                12.31           12.17         0.093        12.170
 August 26              12.25           12.24         0.093        12.240
 September 23           12.38           12.38         0.093        12.380
================================================================================
* In December 1995, the valuation date, which is the date that determines the dividend reinvestment price, was changed from payable date to record date.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

      Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc., as plan agent ("Plan Agent"), in additional shares of its Common Stock ("Common Shares") as provided below unless a stockholder elects to receive cash.

      Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

      If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

      If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

      The automatic reinvestment of distributions does not relieve participants of any Federal income tax that may be payable on such distributions.

      The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 30 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all Shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 9134, Boston, MA 02205-9134.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended September 30, 1997:

      -- 8.95% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.

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

    High Income
---------------------
Opportunity Fund Inc.

DIRECTORS

Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

C. Richard Youngdahl, Emeritus

OFFICERS

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Mutual Funds
Management Inc.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a
Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

HIO
Listed
NYSE
THE NEW YORK STOCK EXCHANGE
[LOGO]

High Income Opportunity Fund Inc.
388 Greenwich Street
New York, New York 10013
FD0802 12/97